Morgan Stanley Quality Municipal Income Trust
                     Item 77(o) 10f-3 Transactions
                    October 1, 2002 - March 31, 2003


Security Date     Price  Shares    % of  Total       Purcha  Broker
         of       Of     Purchase  Asse  Issued      sed
         Purcha   Shares d         ts                By
         se                                          Fund

Californ 11/07/   Variou 5,000,00  0.92  $6,313,500   0.08%  JPMorgan;
ia Dept    02       s    0           %      ,000             Lehman
of Water                                                     Brothers;
Resource                                                     Bear,Stearn
s, Power                                                     s & Co.
Supply                                                       Inc.; E.J.
Ser 2002                                                     De La Rosa
A                                                            & Co.,
                                                             Inc.;
                                                             Salomon
                                                             Smith
                                                             Barney; USB
                                                             PaineWebber
                                                             Inc.; Banc
                                                             of America
                                                             Securities
                                                             LLC; BNY
                                                             Capital
                                                             Markets,
                                                             Inc.; CIBC
                                                             World
                                                             Markets;
                                                             E*BondTrade
                                                             , LLC;
                                                             Fidelity
                                                             Capital
                                                             Markets;
                                                             First
                                                             Albany
                                                             Corporation
                                                             ; Goldman,
                                                             Sachs &
                                                             Co.;
                                                             Jackson
                                                             Securities;
                                                             Loop
                                                             Capital
                                                             Markets,
                                                             LLC; M.R.
                                                             Beal &
                                                             Company;
                                                             Merrill
                                                             Lynch &
                                                             Co., Inc.;
                                                             Pacific
                                                             American
                                                             Securities,
                                                             LLC;
                                                             Prager,
                                                             McCarthy &
                                                             Sealy, LLC;
                                                             Prudential
                                                             Securities
                                                             Incorporate
                                                             d; Quick &
                                                             Reilly,
                                                             Inc.;
                                                             Ramirez &
                                                             Co., Inc.;
                                                             RBC Dain
                                                             Rauscher;
                                                             Redwood
                                                             Securities
                                                             Group,
                                                             Inc.;
                                                             Siebert
                                                             Brandford
                                                             Shank & Co.
                                                             LLC; Stone
                                                             & Youngberg
                                                             LLC; Sutter
                                                             Securities
                                                             Inc.; The
                                                             Chapman
                                                             Company;
                                                             U.S.
                                                             Bancorp
                                                             Piper
                                                             Jaffray;
                                                             Wells Fargo
                                                             Institution
                                                             al
                                                             Securities,
                                                             LLC

Triborou 10/24/   $101.5 5,000,00  0.77  $756,095,0   0.66%   JPMorgan;
gh         02       6    0           %       00                 Bear,
Bridge &                                                      Stearns &
Tunnel                                                        Co. Inc.;
Authorit                                                       Lehman
y, NY,                                                        Brothers;
Refg Ser                                                        First
2002 E                                                         Albany
(MBIA)                                                       Corporation
                                                              ; Merrill
                                                               Lynch &
                                                                Co.;
                                                               Salomon
                                                                Smith
                                                             Barney; UBS
                                                             PaineWebber
                                                              Inc.; ABN
                                                                AMRO
                                                              Financial
                                                              Services,
                                                                Inc.;
                                                               Advest,
                                                             Inc./Lebent
                                                             hal & Co.;
                                                             CIBC World
                                                              Markets;
                                                              Commerce
                                                               Capital
                                                              Markets;
                                                             Fahnestock
                                                               & Co.,
                                                                Inc.;
                                                               Jackson
                                                             Securities;
                                                               Quick &
                                                               Reilly,
                                                                Inc.;
                                                              Ramirez &
                                                             Co., Inc.;
                                                               Raymond
                                                               James &
                                                             Associates,
                                                              Inc.; RBC
                                                                Dain
                                                              Rauscher
                                                                Inc.;
                                                             Roosevelt &
                                                               Cross,
                                                                Inc.;
                                                              Siebert
                                                              Brandford
                                                               Shank &
                                                              Co., LLC;
                                                              Wachovia
                                                                Bank,
                                                              National
                                                             Association